Exhibit 10.1.2

EXECUTION COPY

AMENDMENT NO. 2 TO TRANSITION AGREEMENT

     AMENDMENT NO. 2 dated as of August 5, 2008 (this “Amendment No. 2”) among XL Capital Ltd., a Cayman Islands company (“XL Capital”), XL Insurance (Bermuda) Ltd, a Bermuda company (“XLI”), X.L. America, Inc., a Delaware corporation (“XLA”), and Syncora Holdings Ltd (formerly known as Security Capital Assurance Ltd), a Bermuda company (“SCA” and collectively with XL Capital, XLI, and XLA, the “Parties”).

     WHEREAS, on August 4, 2006, the Parties entered into a certain transition agreement, as amended on May 3, 2007 (the “Transition Agreement”); and

     WHEREAS, the Parties have entered into that certain Master Commutation, Release and Restructuring Agreement dated as of July 28, 2008 (the “Master Restructuring Agreement”) among SCA, Syncora Guarantee Inc. (formerly known as XL Capital Assurance Inc.), Syncora Guarantee Re Ltd. (formerly known as XL Financial Assurance Ltd), XL Financial Administrative Services Inc., SCA Bermuda Administrative Ltd., XL Capital Assurance (U.K.) Limited and those Portfolio Trusts a party thereto, XL Capital, XLI, XL Reinsurance America Inc., X.L. Global Services Inc., XL Services (Bermuda) Limited and XLA and the consenting counterparties party thereto, pursuant to which the Parties have agreed to amend the Transition Agreement.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the Master Restructuring Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

     Section 1. Definitions. Capitalized terms not otherwise defined in this Amendment No. 1 shall have the meanings ascribed to them in the Transition Agreement.

     Section 2. Amendments. Articles III, VII, and IX of the Transition Agreement are hereby amended as follows:

     2.1 The second and third paragraphs of Section 3.3 shall be stricken and deleted in their entirety, including any other references to such paragraphs of such section as it appears in the Transition Agreement.

     2.2 Section 7.1 of the Transition Agreement shall be stricken and deleted in its entirety, including any other references to such section as it appears in the Transition Agreement.

     2.3 The second sentence of Section 7.5(b) and the second sentence of Section 7.5(c) of the Transition Agreement shall be stricken and deleted in their entirety, including any other references to such sections as it appears in the Transition Agreement.

     2.4 Section 7.7 of the Transition Agreement shall be stricken and deleted in its entirety, including any other references to such section as it appears in the Transition Agreement.

     2.5 Section 7.8 of the Transition Agreement shall be stricken and deleted in its entirety, including any other references to such section as it appears in the Transition Agreement.

     2.6 Section 9.12 of the Transition Agreement shall be stricken and deleted in its entirety, including any other references to such section as it appears in the Transition Agreement.

     Section 3. Voting Restriction Termination Event. The Parties hereby acknowledge and agree that upon transfer of all of the SCA common shares owned by the XL Group to the SCA Shareholder Entity (as defined in the Master Restructuring Agreement) or upon deposit of certificates evidencing all of the SCA common shares owned by the XL Group with the Escrow Agent (as defined in the Master Restructuring Agreement) pursuant to the terms of the Master Restructuring Agreement, a Voting Restriction Termination Event will be deemed to occur.

     Section 4. Miscellaneous.

     4.1 Except as provided herein, the Transition Agreement shall remain unchanged and in full force and effect.

     4.2 This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same amendatory instrument. This Amendment No. 2 may be executed by facsimile signature(s).

     4.3 This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the state of New York, without regard to its conflict of laws principles. The Parties consent to the non-exclusive jurisdiction of the courts of New York.

     4.4 The Parties hereby forever waive and release each other and their respective subsidiaries, affiliates, predecessors, and successors in interest, and all of their current, past, and future officers, directors, partners, principals, agents, insurers, servants, employees, representatives, attorneys, and advisors, acting in their capacities as such, from any and all claims, liabilities, causes of action, demands, and damages of whatever kind or nature and whether known or unknown arising under the Transition Agreement prior to the Closing Date (as defined in the Master Restructuring Agreement).

[Signature Page to Follow]

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      IN WITNESS HEREOF, the Parties have caused this Amendment No. 2 to the Transition Agreement to be duly executed and delivered as of the day and year first written above.

XL Capital Ltd

By: /s/ Robert Kuzloski
Name: Robert Kuzloski
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO TRANSITION AGREEMENT]

XL Insurance (Bermuda) Ltd

By: /s/ Robert Kuzloski
Name: Robert Kuzloski
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO TRANSITION AGREEMENT]

X.L. America, Inc.

By: /s/ Richard G. McCarty
Name: Richard G. McCarty
Title: Senior Vice President, General Counsel and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO TRANSITION AGREEMENT]

Syncora Holdings Ltd
formerly known as
Security Capital Assurance Ltd

By: /s/ Tom Currie
Name: Tom Currie
Title: SVP

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO TRANSITION AGREEMENT]